AB Bond Funds

-AB Unconstrained Bond Fund

(the “Fund”)

Supplement dated June 25, 2020 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated January 31, 2020, as supplemented to date, of the Fund, offering Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of the Fund.

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Effective immediately, Class Z shares of the Fund are no longer offered. All references to Class Z shares in the Fund’s Prospectus, Summary Prospectus and SAI are hereby removed.

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This Supplement should be read in conjunction with the Summary Prospectus, Prospectus and SAI for the Fund.

You should retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.

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